UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): May 13, 2016 (May 12, 2016)
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VERITIV CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware

(State or other jurisdiction of incorporation)
001-36479	42-3234977
(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road NE Building 400, Suite 1700 Atlanta, GA (Address of principal executive offices)	30328 (Zip Code)

Registrant’s telephone number, including area code: (770) 391-8200
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Veritiv Corporation (“Veritiv” or the “Company”) held on May 12, 2016, the stockholders approved an amendment to the Amended and Restated Certificate of Incorporation of Veritiv providing for removal of directors with or without cause (the “Amendment”). Accordingly, on May 12, 2016, the Company filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware implementing the Amendment. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, of the 16,000,753 shares of Veritiv common stock outstanding and entitled to vote, 15,655,941 shares were represented, constituting a quorum.  At the meeting, Veritiv stockholders voted on four proposals and cast their votes as described below. The proposals are described in detail in Veritiv’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 31, 2016 (the “Proxy Statement”).

Item No. 1 :
Veritiv stockholders elected as directors the seven nominees named in the Proxy Statement and recommended by the Board to serve for a one year term expiring at the 2017 Annual Meeting of Stockholders and until their respective successors are elected and qualified, as follows:

		Votes		Broker
Name	Votes For	Against	Abstentions	Non-Votes

Daniel T. Henry	14,758,747	207,891	3,950	685,339

Mary A. Laschinger	14,747,557	219,097	3,934	685,339

Tracy A. Leinbach	14,927,964	38,626	3,997	685,339

William E. Mitchell	14,884,213	82,399	3,976	685,339

Michael P. Muldowney	14,757,868	208,828	3,892	685,339

Charles G. Ward, III	14,927,653	39,002	3,933	685,339

John J. Zillmer	14,752,814	213,743	4,031	685,339

Item No. 2:	Veritiv stockholders ratified the appointment of Deloitte & Touche LLP as Veritiv’s independent registered public accounting firm for 2016, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,603,611	43,120	9,210	0

Item No. 3:	Veritiv stockholders approved, on an advisory basis, Veritiv’s executive compensation, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,318,690	641,742	10,156	685,339

Item No. 4:	Veritiv stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for removal of directors with or without cause, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,552,196	43,190	60,555	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Veritiv Corporation dated May 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITIV CORPORATION

Date: May 13, 2016	/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Veritiv Corporation dated May 12, 2016